Subsequent Events	6 Months Ended
Jun. 30, 2018
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 8 - SUBSEQUENT EVENTS:

a.	On July 9, 2018, the Company held an Extraordinary Meeting, refer to note 1b for additional information regarding the resolutions approved in such meeting.

b.	On July 23, 2018, the Company completed a public offering for approximately $9.9.million gross proceeds, or $8.6 million net of issuance costs via issuing: (a) 577,529 units at a price of $3.50 per unit, each unit consists of (i) one ADS and (ii) one Series C warrant to purchase one ADS for an exercise price of $3.50 per warrant for five years and (b) 2,260,145 pre-funded units at a price of $3.49 per unit, each unit consists of (i) one pre-funded warrant to purchase one ADS for an exercise price of $0.01 with no time limitation and (ii) one Series C warrant to purchase one ADS for an exercise price of $3.50 per warrant for five years.

As part of such offering, the Company provided the underwriters an option exercisable within 30 days to purchase: (a) up to 425,651 additional ADSs for $3.50 per ADS and (b) up to 425,651 options for of $0.01 per option to purchase up to 425,651 Series C warrants to purchase up to an additional 425,651 ADSs for $3.50 per warrant for five years, the underwriters exercised only the latter option. The Company was also obligated to issue the underwriters 198,637 warrants to purchase 198,637 ADS’s for an exercise price of $4.375 per warrant for five years once the Company increases its authorized share capital.

As of the approval date of these financial statements only 429,000 pre funded warrants remained unexercised.

Following the offering mentioned above and assuming all the remaining pre-funded will be exercised, the Company’s outstanding ordinary shares are expected to increase to approximately 75.9 million, which is equivalent to approximately 3.8 million ADSs.